Capital Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Capital Stock
Note 18—Capital Stock
Preferred Stock
We have authorized preferred stock consisting of 20 million shares, $0.01 par value. Our preferred stock may be issued from time to time in one or more series, the shares of each series to have such designations and powers, preferences, rights, qualifications, limitations and restrictions thereof as specified by our Board of Directors. As of December 31, 2016, there were 4 million shares of our Series A Mandatory Convertible Preferred Stock (as described below) issued and outstanding.
Series A Mandatory Convertible Preferred Stock. On October 14, 2014, we issued 4 million shares, $0.01 par value, pursuant to a registered public offering, of our 5.375% Series A Mandatory Convertible Preferred Stock (“Mandatory Convertible Preferred Stock”) at $100 per share, for gross proceeds of approximately $400 million, before underwriting discounts and commissions of $13 million (“Mandatory Convertible Preferred Stock Offering”). These issuance costs are included in Additional paid-in capital in our consolidated balance sheets.
The Mandatory Convertible Preferred Stock has a liquidation preference of $100 per share, or an aggregate preference of $400 million. Dividends accrue at 5.375 percent per annum on the liquidation preference and will be payable on a cumulative basis when and if declared by our Board of Directors. We may pay declared dividends in cash or, subject to certain limitations, in shares of our common stock or by delivery of any combination of cash and shares of our common stock on February 1, May 1, August 1 and November 1 of each year, commencing on February 1, 2015, and to, and including, November 1, 2017. In the first quarter of 2015, we paid a dividend of $1.64 per share. In each quarter from the second quarter of 2015 to the fourth quarter of 2016, we paid a dividend of $1.34 per share.
As long as we are not in default on our credit agreements, we are not restricted from paying dividends on the Mandatory Convertible Preferred Stock. During the years ended December 31, 2016 and 2015, we paid an aggregate of $22 million and $23 million in dividends, respectively. We paid no dividends during 2014.
Each share of Mandatory Convertible Preferred Stock will, unless previously converted, automatically convert on November 1, 2017, into between 2.5806 and 3.2258 shares of our common stock, subject to anti-dilution and other adjustments. The Mandatory Convertible Preferred Stock is not redeemable by us. The holders of the Mandatory Convertible Preferred Stock generally have no voting rights except in the case of dividend arrearages. Holders are not entitled to participate in any dividends which may be declared and paid on our common stock.
At any time prior to November 1, 2017, other than during a Fundamental Change Conversion Period (as defined in the Certificate of Designations for the Mandatory Convertible Preferred Stock (the “Certificate of Designations”)), holders of the Mandatory Convertible Preferred Stock have the right to elect to convert their shares in whole or in part at the Minimum Conversion Rate of 2.5806 shares of our common stock per share of Mandatory Convertible Preferred Stock. This Minimum Conversion Rate is subject to certain anti-dilution adjustments. The Certificate of Designations provides that during a Fundamental Change Conversion Period, the shares may be converted by the holder at the Fundamental Change Conversion Rate, as defined therein.
TEUs
On June 21, 2016, pursuant to a registered public offering, we issued 4.6 million, 7 percent TEUs at $100 per unit. Each TEU was comprised of a prepaid stock purchase contract and an amortizing note which were accounted for as separate instruments. Please read Note 13—Tangible Equity Units for further discussion.
Common Stock
Upon our emergence from bankruptcy on October 1, 2012 (the “Plan Effective Date”), we authorized 420 million shares of common stock, $0.01 par value per share, of which 11,326,122 shares are currently held in treasury. The following table reflects balances and activity in our outstanding shares of common stock, for the years ended December 31, 2016, 2015 and 2014:

	Shares outstanding balance as of December 31,
(in millions)	2016	2015	2014
Beginning of period	117	124	100
Common stock offering, including shares sold through underwriter's option	—	—	24
Shares issued as consideration for the ECP Acquisition	—	3	—
Shares repurchases (in treasury)	—	(11)	—
Share issued under long-term compensation plans	—	1	—
End of period	117	117	124

Warrants. As of the Plan Effective Date, we issued to Legacy Dynegy stockholders warrants to purchase up to 15.6 million shares of common stock for an exercise price of $40 per share (the “2012 Warrants”). The 2012 Warrants have a five-year term expiring on October 2, 2017. If the exercise price of the 2012 Warrants is greater than the market price of Dynegy’s common stock upon the determination date of a Subject Transaction, such distributions are equivalent to $0.01 per warrant, or approximately $150 thousand for all 2012 Warrants outstanding. As a result of a potential fixed distribution, these warrants are classified as a liability in our consolidated financial statements and are adjusted to their estimated fair value at the end of each reporting period with the change in fair value recognized in Other income (expense) in our consolidated statement of operations. Please read Note 4—Risk Management Activities, Derivatives and Financial Instruments for further discussion.
Stock Award Plans
We have one stock award plan, the Dynegy Amended and Restated 2012 Long Term Incentive Plan (the “A&R 2012 LTIP”), which provides for the issuance of authorized shares of our common stock. Restricted Stock Units (“RSUs”), Performance Stock Units (“PSUs”) and option grants have been issued under the A&R 2012 LTIP. The A&R 2012 LTIP is a broad-based plan and provides for the issuance of approximately 3.2 million authorized shares through May 2026.
All options granted under the A&R 2012 LTIP cease vesting for employees who are terminated with cause. For severance-eligible terminations, as defined under the severance pay plan, disability, retirement or death, immediate or continued vesting and/or an extended period in which to exercise vested options may apply, dependent upon the terms of the grant agreement applying to a specific grant that was awarded. Shares of common stock are issued upon exercise of stock options from previously unissued shares. Any options granted under the A&R 2012 LTIP will expire no later than 10 years from the date of the grant.
All RSUs granted under the A&R 2012 LTIP contain a service condition and cease vesting for employees or directors who are terminated with cause. For severance-eligible employee terminations, as defined under the severance pay plan, director terminations without cause, employee or director disability, retirement or death, immediate vesting of some or all of the RSUs may apply, dependent upon the terms of the grant agreement applying to a specific grant that was awarded. Shares of common stock are issued upon vesting of RSUs from previously unissued shares, with the exception of 1.5 million shares of RSU’s granted in 2016 to be settled in cash. As these awards must be settled in cash, we account for them as liabilities, with changes in the fair value of the liability recognized as expense in our consolidated statements of operations.
All PSUs granted under the A&R 2012 LTIP contain a performance condition and cease vesting for employees who do not remain continuously employed during the performance period under the grant agreements. For severance-eligible terminations, as defined under the severance pay plan, disability, retirement or death, immediate vesting of some or all of the PSUs may apply, dependent upon the terms of the grant agreement applying to a specific grant that was awarded. Upon a corporate change, employees receive an immediate vesting of PSUs regardless of whether the employee is terminated.
We use the fair value based method of accounting for stock-based employee compensation. Compensation expense related to options, RSUs and PSUs granted totaled $31 million, $28 million and $19 million for the years ended December 31, 2016, 2015 and 2014, respectively. We recognize compensation expense ratably over the vesting period of the respective awards. Tax benefits for compensation expense related to options, RSUs and PSUs granted totaled $11 million, $10 million and $7 million for the years ended December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016, $25 million of total unrecognized compensation expense related to options, RSUs and PSUs granted is expected to be recognized over a weighted-average period of 1.46 years. The total fair value of options, RSUs and PSUs vested was $27 million, $18 million and $14 million for the years ended December 31, 2016, 2015 and 2014, respectively. We did not capitalize or use cash to settle any share-based compensation in the years ended December 31, 2016, 2015 and 2014.
No options were exercised for the year ended December 31, 2016. Cash received from option exercises for the years ended December 31, 2015 and 2014 was $0.5 million and $1 million, respectively, and the tax benefit realized for the additional tax deduction from share-based payment awards totaled less than $1 million for the years ended December 31, 2015 and 2014.
The following summarizes our stock option activity:

	Year Ended December 31, 2016
	Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (amounts in millions)
Outstanding at beginning of period	1,832	$22.81
Granted	979	$11.05
Forfeited	(6)	$29.56
Outstanding at end of period	2,805	$18.69	8.11	$—
Vested and unvested expected to vest	2,805	$18.69	8.11	$—
Exercisable at end of period	1,370	$21.69	6.9	$—

During the years ended December 31, 2016, 2015 and 2014, we did not grant any options at an exercise price less than the market price on the date of grant. The weighted average exercise price of options granted during the years ended December 31, 2015 and 2014 was $27.43 and $23.03, respectively. The intrinsic value of options exercised during the years ended December 31, 2015 and 2014 was less than $1 million.
For stock options, we determine the fair value of each stock option at the grant date using a Black-Scholes model, with the following weighted-average assumptions used for grants:

	Year Ended December 31,
	2016	2015	2014
Dividend Yield	$—	$—	$—
Expected volatility (1)	41.19%	27.70%	23.96%
Risk-free interest rate (2)	1.42%	1.64%	1.61%
Expected option life (3)	5.5 years	5.5 years	5.5 years
Weighted average grant-date fair value	$4.37	$7.93	$5.91

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(1)	For the years ended December 31, 2016, 2015 and 2014, the expected volatility was calculated based on the historical volatilities of our stock since October 3, 2012.

(2)	The risk-free interest rate was calculated based upon observed interest rates appropriate for the term of our employee stock options.

(3)	Currently, we calculate the expected option life using the simplified methodology suggested by authoritative guidance issued by the SEC.
The following summarizes our RSU activity:

	Year Ended December 31, 2016
	RSUs (in thousands)	Weighted Average Grant Date Fair Value
Outstanding at beginning of period	1,413	$26.71
Granted	1,950	$11.20
Vested and released	(607)	$25.01
Forfeited	(39)	$16.15
Outstanding at end of period	2,717	$16.11
For RSUs, we consider the fair value to be the closing price of the stock on the grant date. The weighted average grant date fair value of RSUs granted during the years ended December 31, 2015 and 2014 was $28.93 and $23.36, respectively. We recognize the fair value of our share-based payments over the vesting periods of the awards, which is typically a three-year service period.
The following summarizes our PSU activity:

	Year Ended December 31, 2016
	PSUs (in thousands)	Weighted Average Grant Date Fair Value
Outstanding at beginning of period	576	$25.22
Granted	769	$11.04
Vested and released	(1)	$27.24
Forfeited	(123)	$23.35
Outstanding at end of period	1,221	$16.48

The weighted average grant date fair value of PSUs granted during the years ended December 31, 2015 and 2014 was $27.54 and $23.03.
For PSUs granted prior to 2016, the fair value is determined using total shareholder return (“TSR”), measured over a three-year period relative to a selected group of energy industry peer companies, using a Monte Carlo model. The key characteristics of the PSUs are as follows:

•	Three-year performance period;

•	Payout opportunity of 0-200 percent of target (100 percent), intended to be settled in shares;

•	Cumulative TSR percentile ranking calculated at end of performance period and applied to the payout scale to determine the number of earned/vested PSUs; and

•	If absolute TSR is negative, PSU award payouts will be capped at 100 percent of the target number of PSUs granted, regardless of relative TSR positioning.
For PSUs granted in 2016, the fair value is determined using TSR for one-half of the award and the other half using pre-determined free cash flow (“FCF”) thresholds based upon the three year performance period. The FCF payout opportunity is also 0-200 percent of target (100 percent) intended to be settled in shares. These PSUs have the same key characteristics as described above.